SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        Date of Report: November 26, 1997
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                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                    CHASE MANHATTAN AUTO GRANTOR TRUST 1996-B
                  --------------------------------------------
                      (Issuer with respect to Certificates)


        New York             33-94460               13-2633612
      ---------------     -----------------       ------------------
      (State or other      (Commission             (IRS Employer
      jurisdiction of      File Number)          Identification No.)
      incorporation)


      270 Park Avenue, New York, NY                        10017
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      (Address of principal executive offices)          (Zip code)


                                (212) 270-6000
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                (Registrant's telephone number, including area code)

Item 5. Other Events

          On 11/17/1997 Chase Manhattan Grantor Trust 1996-B (the "Trust") made the distribution to Certificateholders contemplated by the Pooling and Servicing Agreement, dated as of September 1, 1996, (the "Pooling & Servicing Agreement"), between the Registrant, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.7 of the Pooling and Servicing Agreement is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7 (c). Exhibits
            --------

  Exhibit       Description
  -------       -----------

  20.1 Monthly Certificateholder's statement with respect to the November 17, 1997 distribution.

                              SIGNATURES
                              ----------



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CHASE MANHATTAN BANK USA,
                                            NATIONAL ASSOCIATION


                                            /s/ Patricia Garvey
                                            -----------------------------
                                            By:    Patricia Garvey
                                            Title: Vice President




Date:  November 26, 1997

                              INDEX TO EXHIBITS
                              -----------------


   Exhibits                         Description
   --------                         -----------

     20.1                Certificateholder Report dated
                         11/17/1997 delivered pursuant to
                         Section 5.7 of the Pooling and
                         Servicing  Agreement as of
                         September 1, 1996.